SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                     __________________________________

                                 FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             FPB FINANCIAL CORP.
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  (Exact name of registrant as specified in its articles of incorporation)




               Louisiana                               72-1438784
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)


        300 West Morris Avenue
          Hammond, Louisiana                              70403
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(Address of principal executive offices)                (Zip Code)



If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section             securities pursuant to Section
12(b) of the Exchange Act and is           12(g) of the Exchange Act and is
effective pursuant to General              effective pursuant to General
Instruction A.(c), please check            Instruction A.(d), please check
the following box.                         the following box.  X


Securities Act registration statement file number to which this form relates:
                              (If applicable)

                                 333-74259

      Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

      Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                  ----------------------------------------
                              (Title of class)
Item 1.  Description of Registrant's Securities to be Registered

       See "Description of Capital Stock of FPB Financial" in the Prospectus included in FPB Financial Corp.'s Registration Statement on Form SB-2 (File No. 333-74259), which is hereby incorporated by reference.

Item 2.  Exhibits

     *2.1   Plan of Conversion
     *3.1   Articles of Incorporation of FPB Financial Corp.
     *3.2   Bylaws of FPB Financial Corp.
     *4.1   Form of stock certificate of FPB Financial Corp.

    *Previously filed with the Securities and Exchange Commission as exhibits to FPB Financial Corp.'s Registration Statement on Form SB-2 (File No. 333-74259). Such exhibits are incorporated herein by reference.
                                SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       FPB FINANCIAL CORP.



Date: June 14, 1999                    By: /s/ Fritz W. Anderson, II
                                           --------------------------------
                                           Fritz W. Anderson, II, President
                                             and Chief Executive Officer